ULTRA VARIABLE LIFE ULTRA-ACCESS VARIABLE ANNUITY ULTRANNUITY SERIES V VARIABLE ANNUITY ULTRA-REWARDS VARIABLE ANNUITY ULTRA-SELECT SERIES L VARIABLE ANNUITY

Prospectus Supplement Dated April 1, 2011

Effective April 4, 2011, the name of the MFS Research Subaccount will change its name to the MFS® VIT Research Subaccount. All references to the former name in the Prospectus are hereby changed to reflect the new name effective April 4, 2011.

Effective May 2, 2011, the name of the DWS Global Opportunities VIP Subaccount will change its name to the DWS Global Small Cap Growth VIP Subaccount. All references to the former name in the Prospectus are hereby changed to reflect the new name effective May 2, 2011.

Investors should retain this supplement for future reference.

UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services Mailing Address: P.O. Box 750497, Topeka, Kansas 66675-0497 1-800-238-9354